Advancing medicines. Solving problems. Improving lives. September 2024 Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. Corporate Presentation March 2025

© 2025 Aquestive Therapeutics, Inc. 2 This presentation and the accompanying oral commentary have been prepared by Aquestive Therapeutics, Inc. (“Aquestive”, the “Company”, “our” or “us”) and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (epinephrine) Sublingual Film through clinical development and approval by the U.S. Food and Drug Administration (FDA), including the timing of submission of supporting and pediatric clinical studies, and filing the NDA for Anaphylm with the FDA, and the following launch of Anaphylm, if approved by the FDA; that the results of the Company’s clinical studies for Anaphylm are sufficient to support submission of the NDA for approval of Anaphylm by the FDA; that Anaphylm will be the first and only oral administration of epinephrine and accepted as an alternative to existing standards of care, if Anaphylm is approved by the FDA; the expected growth of the U.S. epinephrine market including in value and the opportunity such growth presents to the Company should Anaphylm be approved by the FDA; the advancement, growth and related timing of our Adrenaverse pipeline epinephrine prodrug product candidates, including AQST-108 (epinephrine) Topical Gel; through clinical development including design and timing of clinical studies including those necessary to support the targeted indication of moderate and severe alopecia areata for AQST-108, if approved by the FDA; plans and timing to submit the IND for AQST-108 and initiation of a Phase 2a clinical trial for AQST-108 for the treatment of patients with alopecia areata; following launch of AQST-108, if approved by the FDA; the advancement and related timing of our product candidate Libervant® (diazepam) Buccal Film for the indicated epilepsy patient population aged between six and eleven years through clinical development and FDA regulatory approval and the following launch of Libervant for this patient population if approved by the FDA; the approval for U.S. market access of Libervant for this patient population aged six years and older and overcoming the orphan drug market exclusivity of an FDA approved nasal spray product of another company extending to January 2027 for Libervant for these epilepsy patients six years of age and older, based upon an approval by the FDA of Libervant for this patient population of six to eleven years old; the commercial opportunity of Libervant, Anaphylm, and AQST-108, including potential market growth and revenues (including projected peak annual sales) generated for the Company from commercialization of these products and product candidates should these product candidates be approved by the FDA; the potential benefits our products and product candidates could bring to patients and acceptance by patients, prescribers and payors of our product candidates as an alternative to existing standards of care for the targeted medical indication of these product candidates; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with our development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans, including those relating to Anaphylm (including for pediatric patients), AQST-108, and our other product candidates; risks associated with our distribution work for Libervant, including any delays or changes to the timing, cost and success of our distribution activities and expansion of market access for Libervant to ARS patients aged between two and five years; risk of delays in advancement of the regulatory approval process through the FDA of our product candidates, including the filing of the respective NDAs, for Anaphylm, AQST-108, Libervant for patients aged between 6 and 11 years and other product candidates, or failure to receive FDA approval at all of any of these product candidates; risk of the Company’s ability to generate sufficient clinical data for approval of our product candidates, including with respect to our PK/PD comparability submission for FDA approval of Anaphylm; risks associated with our ability to address the FDA’s comments on our future clinical trials and other concerns identified in the FDA Type C meeting minutes for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risks associated with the success of any competing products, including generics; risk that we may not succeed in appealing the ruling of the U.S. District Court of the District of Columbia that the FDA approval of Libervant for the label indicated epilepsy patients between the ages of two and five years was in error as a result of the current orphan drug market exclusivity granted by the FDA for a prior approved nasal spray product of another company for this patient population aged six years and older; risks of not overcome the seven year orphan drug market exclusivity of the FDA approved nasal spray product for these label indicated patients aged six years and older in order for Libervant to be granted U.S. market access for patients aged two years and older prior to expiration of the orphan drug market exclusivity period of the nasal spray product, which is scheduled to expire in January 2027; risks and uncertainties inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of a sales and marketing capability for commercialization of our product Libervant and other product candidates, including Anaphylm and AQST-108; risks associated with the potential impact on the value of the Company of the sale or outlicensing of our product and product candidates, including Libervant and Anaphylm and other product candidates; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing, including under our ATM facility, and revenues from operations, to satisfy all of our short-term and longer-term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund commercialization activities relating to Libervant for patients between two and five years of age and to fund future clinical development and commercial activities for our product candidates, including Anaphylm, AQST-108 and Libervant for patients aged between 6 and 11 years, should these product candidates be approved by the FDA, and for Libervant patients of 6 years and older upon expiration of the orphan drug marketing exclusivity period of the nasal spray product; risk that our manufacturing capabilities will be insufficient to support demand for Libervant for patients between two and five years of age and for older patients, should Libervant receive U.S. market access for these older patients, and for demand for our licensed products in the U.S. and abroad; risk of eroding market share for Suboxone® as a sunsetting product, which accounts for a substantial part of our current operating revenue; risk of default of our debt instruments; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risks associated with the rate and degree of market acceptance in the U.S. and abroad of Libervant for label indicated epilepsy patients between two and five years of age, and for older label indicated epilepsy patients, if approved for U.S. market access and after the expiration of the orphan drug market exclusivity period in January 2027; risk of the rate and degree of market acceptance in the U.S. and abroad of Anaphylm, AQST-108 and our other product candidates, should these product candidates be approved by the FDA, and for our licensed products in the U.S. and abroad; risk associated with the size and growth of our product markets; risk associated with our compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to our products; risk that our patent applications for our product candidates, including for Anaphylm and AQST-108, will not be timely issued, or issued at all, by the U.S. Patent and Trademark Office; risk of unexpected patent developments; risk of legislation and regulatory actions and changes in laws or regulations affecting our business including relating to our products and product candidates and product pricing, reimbursement or access therefor; risk of loss of significant customers; risks related to claims and legal proceedings against us including patent infringement, securities, business torts, investigative, product safety or efficacy and antitrust litigation matters; risk of product recalls and withdrawals; risks related to any disruptions in our information technology networks and systems, including the impact of cybersecurity attacks; risk of increased cybersecurity attacks and data accessibility disruptions due to remote working arrangements; risk of adverse developments affecting the financial services industry; risks related to inflation and changing interest rates; risks related to the impact of other pandemic diseases, such as COVID-19, on our business; risks and uncertainties related to general economic, political (including the Ukraine and Israel wars and other acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; risks related to uncertainty about presidential administration initiatives and their impact on our business; and other uncertainties affecting us including those described in the "Risk Factors" section and in other sections included in the Company’s 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. PharmFilm® Libervant and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners. Disclaimer

Advancing medicines. Solving problems. Improving lives. A publicly traded pharmaceutical company (NASDAQ: AQST) focused on advancing medicines to bring meaningful improvement to patients' lives through innovative science and delivery technologies 3 Who we are…

6 of revenue in 2024 $55M+ 150+ employees based in Indiana and New Jersey More than PharmFilm® doses shipped worldwide 19+ years since the company was founded Products are available on 6 continents Over $1.5 billion1 in potential peak annual net sales from pipeline assets 2 Product launches are expected in the U.S. by 2027 drug approvals 1. Aquestive Therapeutics data on file.4 2 billion

5 Drug delivery technologies AdrenaverseTM Prodrug Platform Adrenaverse platform contains a library of over 20 epinephrine prodrugs that demonstrate control of absorption and conversion rates across a variety of dosage forms and delivery sites, including allergy, topical (dermatological), and more. PharmFilm®

6 Aquestive is the go-to formulation development and commercial manufacturing partner for oral thin film products worldwide Validation from 5 proprietary and licensed commercial products, supplying over 95% of the world’s prescription oral thin films 1. Libervant approved by U.S. Food and Drug Administration (FDA) for patients aged 2-5. 2. Ondif collaboration with Hypera-Pharma (Brazil). 3. Sympazan collaboration with Otter Pharmaceuticals (worldwide). 4. Libervant collaboration with Pharmanovia (Ex-U.S.). 5. Emylif collaboration with Zambon (EU). 6. Suboxone collaboration with Indivior (worldwide). Our products

7 MarketedFiledClinicalPreclinicalProprietary Growth Drivers Diversified pipeline 1. Annual revenue includes revenue for patients 12 and up after launch in 2027. 2. Aquestive Therapeutics data on file. Libervant ® (diazepam) Buccal Film (Acute Repetitive Seizures) Potential Opportunity$ AnaphylmTM (epinephrine) Sublingual Film (Severe Allergies, Anaphylaxis) AQST-108 (epinephrine) Topical Gel (alopecia areata) Patients between 2 and 5 years: FDA approved & launched Patients 12 years and up: Expected FDA approval in ~2027 > $100M 1 ANNUAL REVENUE > $1B 2 ANNUAL REVENUE > $500M 2 ANNUAL REVENUE

8 Growth plan 1. Assumes satisfaction of all predetermined clinical endpoints and approved by FDA. 2. Estimate is based on an orphan drug market exclusivity block until January 2027 by an FDA approved nasal spray product. 20261 Launch Anaphylm2025 Libervant Launched (ages 2 to 5)* 2028+1 Launch AQST-108 2027 Launch Libervant (ages 12 and up) 2 Launch Libervant (ages 6 to 11)1 * US District Court ruling against Libervant approval being appealed.

● Formulation and analytical chemistry (CMC) leaders ● Regulatory experts with 6 FDA approvals ● Clinical trial design and execution ● Intellectual property know-how with 100+ patents worldwide Our end-to-end capabilities Research & Development Manufacturing & Packaging Commercial ● Leading manufacturer of oral thin film technology (over 2 billion doses distributed for patient use) ● Two manufacturing and packaging facilities located in Indiana ● Comprehensive supply chain sourcing expertise ● Sales, marketing, and market access ● Direct to consumer capabilities ● Licensing and collaboration expertise 9

Dedicated and experienced leadership team Daniel Barber President, CEO & Director Lori J. Braender Chief Legal Officer, Chief Compliance Officer, Corporate Secretary Ernie Toth Chief Financial Officer Peter Boyd SVP,HR & IT Cassie Jung ChiefOperating Officer Carl Kraus Chief Medical Officer Steve Wargacki Chief Science Officer Sherry Korczynski SVP,Sales& Marketing 10

11 Lead Asset Anaphylm (epinephrine) Sublingual Film

12 + + Easy To Carry Easy To Administer Works Quickly1 First and only non-device based, orally delivered epinephrine product candidate Anaphylm (epinephrine) Sublingual Film 1. Aquestive Therapeutics data on file.

13 Anaphylaxis: a potentially fatal allergic reaction1 1. Turner PJ, et al. World Allergy Org J. 2019;12100066. Poses serious consequences for at-risk patients Often occurs in the community setting Patients at risk for anaphylaxis should have a long-term allergy-management plan Severe systemic hypersensitivity allergic reaction that is rapid in onset and can cause death

During an allergic reaction, time is the enemy

Medical Guidelines: Use epinephrine auto-injector promptly[2-4]


Likelihood of Occurrence
Initial Reaction
Anaphylaxis
signs & symptoms
(minutes to hours)1,2
Allergen
exposure
5m
10m
15m
20m
25m
30m
1h
2h
3h
4h
5h
6h
7h
8h
9h
10h
72h
Time

- Benefits of epinephrine far outweigh the risks of unnecessary dosing[2]
- Doctors advise to use epinephrine in a life-threatening situation regardless of contraindications[3]
- Delayed epinephrine injection may increase the risk of life-threatening outcomes[4]
- Symptoms not immediately life-threatening may progress rapidly[2,3]

1. Sampson HA et al. J Allergy Clin Immunol. 2006;117(2):391-397. 2. Lieberman P et al. J Allergy Clin Immunol. 2010;126:477-480. 3. Boyce JA et al; NIAID-Sponsored Expert Panel. J Allergy Clin Immunol. 2010;126(6 suppl):S1-S58. 4. Simons FE. J Allergy Clin Immunol. 2010;125(suppl 2):S161-S181.

14

Aquestive

15 What is happening in the allergy rescue space • Epinephrine, the only medication proven to stop a life-threatening allergic reaction, is the first-line treatment for anaphylaxis • No oral products are available • By nature, EMDs would be put in a carrying case Multiple epinephrine medical devices (EMDs)

16 U.S. market has the potential to grow to ~$2B in value by 20311 1.Aquestive Therapeutics data on file, scripts written for epinephrine (EAIs) have increased at a 13% compound annual growth rate (CAGR) from 2021- 2024. 2. https://foodallergy.org/resources/epidemic-infographic. 2

17 Most common reasons that people don’t carry their epinephrine medical devices (EMDs)1 • Inconvenience • Forgetfulness • Cost • Availability at other places, such as the home, car or school • Expiration of the previous prescription • Complacency if there has been no accidental exposure in a long time • Did not understand that they were supposed to carry it at all times 1. https://community.kidswithfoodallergies.org/blog/new-epinephrine-study-shows-alarming-results; survey results reflect EAIs only.

18 Incorporating Anaphylm into patients’ daily lifestyle routine 1. https://www.reviews.org/mobile/cell-phone-addiction; July 2023. 75% of Americans feel uneasy leaving their phone at home1 Anaphlym, if approved by the FDA, has the potential to be carried on the back of a phone. 71% experience stress or anxiety in the first 30 minutes after losing their phone1 75% check their phones within 5 minutes of receiving a notification1

19 High epinephrine prescribing physicians have spoken1 1. Aquestive Therapeutics 2024 Survey data on file. expressed concern that their at-risk patients don’t consistently have an epinephrine auto injector (EAI) with them when away from home~90% articulated that “A sublingual film is more likely to be carried, thereby protecting more at-risk patients”85% believe their at-risk patients too often and inappropriately carry oral antihistamines as a first-line treatment for a severe allergic reaction>75% stated that “My overall Rx’ing of epinephrine would increase if the film were available.” Average anticipated increase: >30%55%

20 Patients and caregivers have spoken1 1. Aquestive Therapeutics 2024 Survey data on file.

Anaphylm has the potential to be transformational

Anaphylm meets all predetermined primary and secondary endpoints of program adult clinical studies planned to support New Drug Application (NDA) submission

Large Market Opportunity

- **~$2B anaphylaxis market in value by 2031** with high unmet meet[1]



Novel Oral Product

- **First and only oral epinephrine product candidate** in development for anaphylaxis, with patent protection potentially into **2044**
- World leader in oral thin film delivery, with **proprietary PharmFilm® technology** having been commercialized across six FDA approved products

Path to Launch

- Adult studies **met all predetermined primary and secondary endpoints**[1]
- Finalizing pediatric trial for subjects aged 7-17 and ≥30 kg; Initial data inline with expectations
- NDA submission underway and will be completed in March 2025

1. *Aquestive Therapeutics data on file.*

21

Aquestive

22 Anaphylm Clinical Program

23 Anaphylm is fast-acting and well-tolerated, with a safety profile comparable to standard of care (SOC)1 Consistent time to peak drug concentration (Tmax) of 12-15 minutes Onset of pharmacodynamics (PD) effects within 2-5 minutes Performed consistently in the presence of food (clinically), drink, temperature, and local swelling (clinically) Same peak concentration levels as EAIs of epinephrine 1. Aquestive Therapeutics data on file. Adverse events (AEs) were generally mild, all were transient and resolved without medical intervention Rapid absorption as demonstrated by: Consistent pharmacokinetics (PK) demonstrated across 5 administration procedures: Safety and tolerability:

Expected clinical and regulatory timeline for Anaphylm



Oral Allergy Syndrome (OASIS) Study Completed
Expected Pediatric Study Completion
Self-Administration Study Completed
Temperature/pH Study Completed
Pre-NDA Meeting Completed
NDA Submission
Q2 2024
Q3 2024
Q4 2024
Q1 2025

- **OASIS study:** Assessing PK profile for Anaphylm in the presence of oral physiologic change in subjects with oral allergen syndrome (OAS)
- **Self administration study:** Comparing PK and PD of Anaphylm self-administered, HCP-administered, and Manual IM HCP-administered
- **Temperature / pH study:** Comparing PK and PD of Anaphylm just after consuming water (hot, cold, and room temp.), low pH water, and high pH water
- **Pediatric study:** Pediatric PK study for subjects ages 7-17 and greater than or equal to 30 kilograms is being finalized

24

Aquestive

25 Anaphylm Pivotal Study Results

12mg single dose study meets primary endpoints of Cmax, demonstrating biocomparability to current SOC[1]

Primary endpoints predefined as Anaphylm values bracketed between injectable products for (1) maximum drug concentration (Cmax) and (2) area under the curve (AUC)0-10min, AUC0-20min, AUC0-30min, AUC0-45min



Cmax Bracketing
Amnt (pg/mL)
520.6
470.2
469.2
308.2
Auvi-Q®
Anaphylm
EpiPen®
Adrenalin®

1. *All figures are baseline corrected (removal of baseline effect) and geometric means; spAUC$_{0\text{-}20min}$ not statistically different ($p > 0.05$) (comparison to EpiPen); Aquestive Therapeutics data on file.*

26

Aquestive

27 Primary predetermined endpoint of pAUC, demonstrating biocomparability to SOC¹ to the current SOC is met1Geometric Mean Epinephrine Exposure Levels (pAUC) by Product After a Single Dose 5 10 15 20 40 45 50 55 60 0 50 100 150 200 250 300 25 30 35 Time (minutes) Pa rti al AU C (h r* pg /m l) Anaphylm’s pAUC values demonstrate comparability to EAIs for 30 minutes post- dosing and remain bracketed beyond 60 minutes after dosing Auvi-Q EpiPen Anaphylm Manual IM 1. Aquestive Therapeutics data on file.

28 Anaphylm demonstrated a rapid and robust PK profile1 Geometric Mean Epinephrine Concentrations by Product After a Single Dose Anaphylm’s epinephrine concentration: • Exceeds Adrenalin manual intramuscular (Manual IM) beginning at 2 minutes • Matches EAIs by 10 minutes • Sustains levels above Manual IM out to 35 minutes • Remains above 100 pg/mL for the relevant period of time, which is 60 minutesError bars: + SE 1. Aquestive Therapeutics data on file.

29 Time to maximum concentration (Tmax) of Anaphylm demonstrates more consistency1 Time Post-Dosing to Maximum Concentration of Epinephrine ● Tmax is a surrogate for speed of absorption, a critical factor in treating anaphylaxis ● Tmax consistency is an important measure of clinical performance ● Anaphylm Tmax interquartile range (5 min) is more consistent than EpiPen, Auvi-Q, and Manual IM ● Anaphylm median Tmax of 12 minutes is faster than EpiPen (20 mins), Auvi-Q (30 mins), and Manual IM (50 mins) Manual IMAnaphylm EpiPen Auvi-Q 5 Min 25 Min 15 Min 32 Min 0 25 50 75 100 125 150 175 200 Tm ax (m in ut es ) 1. Aquestive Therapeutics data on file.

30 Anaphylm demonstrates rapid pharmacodynamic (PD) effects1 Manual IMAnaphylmEpiPenAuvi-Q Median Change in Systolic Blood Pressure Over Time -5 0 5 10 15 20 SB P (m m H g) 0 30 60 90 120 150 180 210 240 Time (minutes) Median Change in Diastolic Blood Pressure Over Time 0 30 60 90 120 150 180 210 240 Time (minutes) -6 -3 0 3 6 9 12 D BP (m m H g) Manual IMEpiPen AnaphylmAuvi-Q Median Change in Pulse Over Time -2 0 2 4 6 8 10 12 0 30 60 90 120 150 180 210 240 Time (minutes) Pu ls e (b pm ) Manual IMEpiPen AnaphylmAuvi-Q ● Epinephrine is administered during anaphylaxis to quickly raise heart rate and blood pressure to normal levels ● PD results were consistent with previous Anaphylm clinical study results 1. Aquestive Therapeutics data on file.

31 Anaphylm Adult Supportive Studies

32 Anaphylm temperature/pH study PK results1 Test Condition Cmax (Test Condition/Room Temperature Water) AUC0-60min (Test Condition/Room Temperature Water) Cold water 106% 98% Hot water 104% 107% Lemon water (target pH: 3) 98% 99% Baking soda water (target pH:8) 123% 132% Key Takeaways: ● No significant difference in PK results based on changes in temperature and pH 1. Aquestive Therapeutics data on file.

33 Anaphylm temperature/pH study PD results1 Key Takeaways: ● Topline results demonstrate no statistically significant difference in the maximum increase in systolic blood pressure due to temperature/pH conditions ● PD results for this study are in alignment with prior Anaphylm clinical study results Median Change in Systolic Blood Pressure Over 60 Minutes Following Administration of Anaphylm 1. Aquestive Therapeutics data on file.

34 Anaphylm self-administration PK study results1 Key Takeaways: ● Cmax was not statistically different whether Anaphylm was self-administered or administered by a healthcare provider (HCP) ● Median Tmax was 15 minutes for Anaphylm whether self-administered or administered by an HCP ● Median Tmax for the Manual IM injection was 50 minutes after dosing 1. Aquestive Therapeutics data on file.

35 Anaphylm self-administration study PD results1 Key Takeaways: ● Topline PD results demonstrate no significant difference in the median increase in systolic blood pressure whether Anaphylm is self-administered or HCP- administered ● PD results for this study are in alignment with prior study results Median Change in Systolic Blood Pressure Over 60 Minutes 1. Aquestive Therapeutics data on file.

36 Oral allergen challenge study (OASIS) induced subject reactions Screening Clinician tracks patient symptoms until resolution First subject visit Second subject visit Dosing 1. Subjects received either single dose or repeat dose of Anaphylm 2. Clinician tracks symptoms from time of dosing until resolution Step #1: Oral cavity of OAS subjects exposed to allergen Step #2: Assessment of symptom severity¹ cree i Clinician tracks symptoms until resolution 1. Steps #1 and #2 repeated until symptom score is moderate/severe; only occurred in one subject.

37 OASIS study - complete symptom resolution occurs rapidly after Anaphylm administration¹ 0% 20% 40% 60% 80% 100% 0 10 20 30 40 50 60 Po pu la tio n w ith a ll sy m pt om s re so lv ed Time (minutes) Screening Single Dose Repeat Dose Time of initial Anaphylm dosing Time from allergen exposure to complete symptom resolution following screening, single dose, and repeat dose administration of Anaphylm 1. Aquestive Therapeutics data on file. Key Takeaways: ● Median time to complete symptom resolution was 12 minutes after Anaphylm administration ● Median time to resolution was 74 minutes without Anaphylm administration

38 OASIS study - symptom relief correlates to Anaphylm PK levels¹,² 1. Aquestive Therapeutics data on file. 2. Data represent per protocol patient population. Time comparison of geometric mean baseline corrected epinephrine concentration and symptom resolution following allergen exposure and single dose administration of Anaphylm Key Takeaways: ● Symptom resolution was observed as early as 2 minutes in some subjects ● Median symptom resolution was 5 minutes

39 OASIS study - symptom relief was also observed with repeat dosing of Anaphylm¹,² 1. Aquestive Therapeutics data on file. 2. Data represent per protocol patient population. Time comparison of geometric mean baseline corrected epinephrine concentration and symptom resolution following allergen exposure and repeat dose administration of Anaphylm Key Takeaway: ● Repeat dose at 15 minutes resulted in rapid resolution of remaining symptoms

40 OASIS study - Anaphylm PK profile remains consistent with and without allergen exposure¹,² 1. Aquestive Therapeutics data on file. 2. Data represent per protocol patient population. Geometric mean baseline-adjusted epinephrine concentration over time in OAS subjects after single dose administration compared to previously reported pivotal data Geometric mean baseline-adjusted epinephrine concentration over time in OAS subjects after single dose administration

41 OASIS study - Anaphylm single dose meets predetermined primary endpoints¹,² Administration AUC0- 10min AUC0- 20min AUC0- 30min AUC0- 45min Manual IM (n=24) 6.0 18.9 39.0 76.0 Anaphylm with allergen (n=23) 14.4 63.2 97.0 132.1 Anaphylm without allergen (n=15) 11.0 50.3 82.6 124.1 Administration Cmax (pg/mL) Median Tmax (min) Manual IM (n=24) 261.2 50 Anaphylm with allergen (n=23) 403.5 12 Anaphylm without allergen (n=15) 372.8 12 Cmax and Tmax³ Partial AUC’s (hr*pg/mL)³ • Primary endpoints predefined as Anaphylm values above Manual IMs for (1) Cmax and (2) AUC0-10min, AUC0- 20min, AUC0-30min, AUC0-45min. • No significant difference of allergen challenge on key Anaphylm PK results 1. Aquestive Therapeutics data on file. 2. Data represent per protocol patient population. 3. Geometric means, median for Tmax.

42 OASIS study - Anaphylm repeat dose meets predetermined primary endpoints¹,² Administration AUC0- 10min AUC0- 20min AUC0- 30min AUC0- 45min Manual IM (n=22) 5.1 15.5 39.2 99.4 Anaphylm with allergen (n=23) 10.1 62.6 216.8 360.5 Anaphylm without allergen (n=13) 9.2 35.0 106.5 180.4 Administration Cmax (pg/mL) Tmax (min) median Manual IM (n=22) 538.8 57.5 Anaphylm with allergen (n=23) 1194.0 25 Anaphylm without allergen (n=13) 585.5 25 Cmax and Tmax³ Partial AUC’s (hr*pg/mL)³ • Primary endpoints predefined as Anaphylm values above Manual IMs for (1) Cmax and (2) AUC0-10min, AUC0-20min, AUC0-30min, AUC0-45min. • No significant difference of allergen challenge on key Anaphylm PK results 1. Aquestive Therapeutics data on file. 2. Data represent per protocol patient population. 3. Geometric means, median for Tmax.

43 Anaphylm Pediatric Study

44 Pediatric study expected to be completed in Q1 2025 Single dose, single treatment, multi-center, parallel design study in pediatric patients ages 7-17 (weight ≥ 30kg) n= up to 24 subjects¹ PK, PD, and treatment- emergent adverse events (TEAEs) Adrenalin (IM) no allergen exposureAnaphylm si gle dose administration by healthcare provider 1. Subjects must have a known history of allergic reactions with an active prescription for epinephrine and who continue to be at risk for anaphylaxis and be within 5th and 95th percentile for weight by age . Study Design Endpoints

45 Pipeline Products

46 Expected full launch path for Libervant® (diazepam) Buccal Film Libervant for patients ages six and up • Currently anticipate receiving full FDA approval in January 2027 • Plan to submit NDA and launch for ages 6 to 11, if approved by FDAPDUFA Date • December 23, 2021 Tentative FDA approval received for patients 12 and up • August 30, 2022 Libervant approved for patients ages two to five years • Received FDA approval on April 26, 2024* • Orphan Drug exclusivity granted for Libervant for patients aged 2 to 5 • Market access established and filling Prescriptions * US District Court ruling against Libervant approval being appealed.

AQST-108 (epinephrine) Topical Gel

Human Skin Structure


Hair Shaft
Sweat Pore
Nerve
Sebaceous Gland
Sweat Gland
Hair Follicle
Adipocytes
Epidermis
Derma
Hypoderis
Muscles

- **The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule's five-minute half-life as well as poor absorption capabilities[1]**
- **Aquestive's Adrenaverse™ technology unlocks the potential of epinephrine by addressing both problems[2]**
- **Completed First-in-Human Study (FIH)**
- **Pursuing alopecia areata (AA) as an initial indication[3]**

*1. Jeong, W.Y., Kwon, M., Choi, H.E. et al. Recent advances in transdermal drug delivery systems: a review. Biomater Res **25**, 24 (2021). 2. Aquestive Therapeutics data on file. 3. See Investor Day Presentation dated September 27 located at Aquestive.com/investors/eventsandpresentations for more detail on clinical development and the commercial overview.*

47
Aquestive

48 • The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule’s five- minute half-life as well as poor absorption capabilities¹ • Aquestive’s Adrenaverse technology unlocks the potential of epinephrine by addressing both problems² • Completed First-in-Human Study (FIH) • Pursuing alopecia areata (AA) as an initial indication³ Alopecia areata represents a potentially significant opportunity¹ Reasons to Believe • Patient unmet need is well- documented and understood • Planned development endpoints that are potentially achievable • Competitive landscape indicates pricing will continue to be reasonable (severe is high) • Commercial opportunity can fit within a growing Aquestive commercial infrastructure 1. Aquestive Therapeutics data on file. 2. Dependent on final clinical and regulatory outcomes.

49 • The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule’s five- minute half-life as well as poor absorption capabilities¹ • Aquestive’s Adrenaverse technology unlocks the potential of epinephrine by addressing both problems² • Completed First-in-Human Study (FIH) • Pursuing alopecia areata (AA) as an initial indication³ Estimated $1 billion+ opportunity for JAK inhibitors¹ 1. Aquestive Therapeutics data on file.

50 • The utility of exogeneous epinephrine for the treatment of medical conditions has been limited due to the molecule’s five- minute half-life as well as poor absorption capabilities¹ • Aquestive’s Adrenaverse technology unlocks the potential of epinephrine by addressing both problems² • Completed First-in-Human Study (FIH) • Pursuing alopecia areata (AA) as an initial indication³ AQST-108 planned Phase 2a clinical study for alopecia areata¹ A Phase 2a, multi-center, double-blind, dose-response, adaptive study to evaluate the safety and efficacy of AQST-108 in patients with moderate alopecia areata Phase 2a Study Design • 36 subjects, 3 doses • 12 – 24 weeks² • Early Responder Rate (ERR) of 10% (early responder defined as a subject with 20% improvement in SALT from baseline) at week 12 • Mean change from baseline in the Alopecia Density and Extent (ALODEX) score and PGI-C responses Phase 2a Study Objectives: • Assess the safety and efficacy of AQST-108 in alopecia areata patients following 12 weeks of treatment as determined by change from baseline ≥10% in SALT score at week 12 1. Plan on commencing study after alignment with the FDA on the protocol. 2. Interim data expected to be available after 12 weeks and primary endpoint data expected to be available at 24 weeks.

51 Planned AQST-108 clinical and regulatory approval timeline¹ Q4 2024 Q1 2025 Q2 2025 Q3 2025 Open IND Phase 2A Phase 2B 1. End of Phase 2 meeting with the FDA is planned for the fourth quarter of 2025 or the first quarter of 2026. Pre-IND Meeting Completed

52 Thank You